EXHIBIT 10.1

CONFIRMATION OF ACCEPTANCE

FRANKLIN ELECTRIC CO., INC.

Reference is made to the Amended and Restated Note Purchase and Private Shelf Agreement (the
“Agreement”), dated as of July 30, 2021 among Franklin Electric Co., Inc., an Indiana corporation, and Franklin Electric B.V., a Netherlands private company with limited liability, on the one hand, and NYL Investors LLC, the Purchasers and each New York Life Affiliate which becomes party thereto, on the other hand. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

The New York Life Affiliate which is named below as a Purchaser of Notes hereby makes the representations as to such Notes set forth in Section 6 of the Agreement, and agrees to be bound by the Agreement.

Pursuant to Section 2.7 of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

1.Accepted Notes: Aggregate principal amount $75,000,000.00

A. a. Name of Purchaser: New York Life Insurance Company
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $11,700,000.00
d.Final maturity date: September 26, 2032
e.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
f.Interest rate: 5.01%
g.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
h.Payment and notice instructions: As set forth on attached Purchaser Schedule
i.Applicable Currency: Dollars

B. a. Name of Purchaser: New York Life Insurance and Annuity Corporation
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $59,500,000.00
d.Final maturity date: September 26, 2032
e.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
f.Interest rate: 5.01%
g.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
h.Payment and notice instructions: As set forth on attached Purchaser Schedule
i.Applicable Currency: Dollars

C.a. Name of Purchaser: New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account (BOLI 30D)
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $200,000.00
d.Final maturity date: September 26, 2032

e.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
f.Interest rate: 5.01%
g.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
h.Payment and notice instructions: As set forth on attached Purchaser Schedule
i.Applicable Currency: Dollars

D.a. Name of Purchaser: CUDD & CO. LLC (as nominee for Life Insurance Company of North America)
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $3,400,000.00
d.Final maturity date: September 26, 2032
e.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
f.Interest rate: 5.01%
g.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
h.Payment and notice instructions: As set forth on attached Purchaser Schedule
i.Applicable Currency: Dollars

E.a. Name of Purchaser: CUDD & CO. LLC (as nominee for New York Life Group
Insurance Company of NY)
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $100,000.00
d.Final maturity date: September 26, 2032
e.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
f.Interest rate: 5.01%
g.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
h.Payment and notice instructions: As set forth on attached Purchaser Schedule
i.Applicable Currency: Dollars

F.a. Name of Purchaser: Hare & Co., LLC (as nominee for the NYL Reinsurance Trust)
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $100,000.00
d.Final maturity date: September 26, 2032
e.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
f.Interest rate: 5.01%
g.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
h.Payment and notice instructions: As set forth on attached Purchaser Schedule
i.Applicable Currency: Dollars

2.Closing Date: September 26, 2025

Dated: September 22, 2025
FRANKLIN ELECTRIC CO., INC.

By /s/ Jonathan Grandon
Name: Jonathan Grandon
Title: Secretary

[Signature Page to the Confirmation of Acceptance]

THE BANK OF NEW YORK MELLON, A
BANKING CORPORATION ORGANIZED
UNDER THE LAWS OF NEW YORK, NOT IN ITS
INDIVIDUAL CAPACITY BUT SOLELY AS
TRUSTEE UNDER THAT CERTAIN TRUST
AGREEMENT DATED AS OF JULY 1ST, 2015
BETWEEN NEW YORK LIFE INSURANCE
COMPANY, AS GRANTOR, JOHN HANCOCK
LIFE INSURANCE COMPANY (U.S.A.), AS
BENEFICIARY, JOHN HANCOCK LIFE
INSURANCE COMPANY OF NEW YORK, AS
BENEFICIARY, AND THE BANK OF NEW
YORK MELLON, AS TRUSTEE

By: NEW YORK LIFE INSURANCE
COMPANY, its attorney-in-fact

By: NYL INVESTORS LLC, its Investment Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

LIFE INSURANCE COMPANY OF NORTH
AMERICA

By: NYL INVESTORS LLC, its Investment
Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

NEW YORK LIFE GROUP INSURANCE
COMPANY OF NY

By: NYL INVESTORS LLC, its Investment
Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

[Signature Page to the Confirmation of Acceptance]

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY
OWNED LIFE INSURANCE SEPARATE
ACCOUNT (BOLI 30D)

By: NYL INVESTORS LLC, its Investment
Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION

By: NYL INVESTORS LLC, its Investment
Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY

By: NYL INVESTORS LLC, its Investment
Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

[Signature Page to the Confirmation of Acceptance]